JULIUS BAER FUNDS

                      JULIUS BAER INTERNATIONAL EQUITY FUND
                       JULIUS BAER TOTAL RETURN BOND FUND
                     JULIUS BAER GLOBAL HIGH YIELD BOND FUND
                       JULIUS BAER GLOBAL EQUITY FUND INC.

                      SUPPLEMENT DATED APRIL 1, 2005 TO THE
                       PROSPECTUS DATED FEBRUARY 27, 2005

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THE FIRST  PARAGRAPH  OF  JULIUS  BAER  INTERNATIONAL  EQUITY  FUND'S  PRINCIPAL
INVESTMENT  STRATEGIES  ON  PAGE  3 OF  THE  PROSPECTUS  IS  REPLACED  WITH  THE
FOLLOWING:

The International Equity Fund seeks to achieve its goal by investing in a wide variety of international equity securities issued throughout the world, normally excluding the U.S. The Adviser manages the Fund as a core international equity product and is not constrained by a particular investment style. It may invest in "growth" or "value" securities. The Fund generally follows a multi-capitalization approach focusing on mid- to large- capitalization companies, but the Fund may also invest in smaller, emerging growth companies. The Adviser chooses securities in industries and companies it believes are experiencing favorable demand for their products or services. The Adviser considers companies with above average earnings potential, companies that are dominant within their industry, companies within industries that are undergoing dramatic change and companies that are market leaders in developing industries. Other considerations include expected levels of inflation, government policies or actions, currency relationships and prospects for economic growth in a country or region.

THE FIRST PARAGRAPH OF JULIUS BAER GLOBAL HIGH YIELD BOND FUND'S PRINCIPAL INVESTMENT STRATEGIES ON PAGE 16 OF THE PROSPECTUS IS REPLACED WITH THE
FOLLOWING:

The Global High Yield Bond Fund seeks to achieve its goal by normally investing at least 80% of its net assets (including future positions and borrowings for investment purposes) in a diversified portfolio of high yield instruments (commonly known as "junk bonds") of issuers located throughout the world. These investments may include securities issued by domestic corporations and by corporations, banks, governments and supranational entities located outside the United States, including in emerging market countries. Normally, the Fund will invest at least 60% of its net assets in securities of U.S. dollar-denominated securities.

THE THIRD PARAGRAPH UNDER THE SUBSECTION "INVESTMENT ADVISER" IN THE SECTION "THE FUNDS' MANAGEMENT" ON PAGE 38 OF THE PROSPECTUS IS REPLACED WITH THE
FOLLOWING:

Effective April 1, 2005, under the advisory agreement for the International Equity Fund, the Adviser is entitled to a fee for providing investment advisory services at the annual rate of 0.90% of the first $7.5 billion of average daily net assets of the Fund, 0.88% of the next $2.5 billion of average daily net assets of the Fund and 0.85% of the average daily net assets of the Fund over $10 billion.